SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): DECEMBER 31, 1998


                   PRIORITY HEALTHCARE CORPORATION
      (Exact name of registrant as specified in its charter)



   INDIANA                          000-23249               35-1927379
   (State or other                  (Commission             (IRS Employer
   jurisdiction of                  File Number)            Identification No.)
   incorporation)


               285 WEST CENTRAL PARKWAY, SUITE 1704
                                 ALTAMONTE   SPRINGS,   FLORIDA       32714

    (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (407) 869-7001


                          NOT APPLICABLE
   (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

   On October 23, 1998, the Board of Directors of Bindley Western Industries, Inc. ("BWI") declared a distribution (the "Distribution") to the holders of BWI common stock, par value $.01 per share (the "BWI Common Stock") of the 10,214,286 shares of the Class A Common Stock, par value $.01 per share (the "Priority Class A Common Stock"), of Priority Healthcare Corporation ("Priority") which were owned by BWI. The shares of Priority Class A Common Stock (which represented approximately 81.6% of Priority's outstanding common stock) were distributed on December 31, 1998 (the "Distribution Date") to holders of record of BWI Common Stock on December 15, 1998 (the "Record Date"). The Distribution was made on the basis of .448 shares of Priority Class A Common Stock for each share of BWI Common Stock outstanding on the Record Date. BWI no longer owns any shares of Priority's outstanding common stock.

   On or about December 16, 1998, an Information Statement was mailed to all holders of BWI Common Stock on the Record Date describing the Distribution and containing information relating to Priority and BWI. The Priority Class A Common Stock distributed in the Distribution is not listed on any securities exchange or any automated dealer quotation system and there is no trading market for the Priority Class A Common Stock. However, Priority Class A Common Stock will automatically be converted into shares of Priority's Class B Common Stock (the "Class B Common Stock") on a share-for-share basis upon the request of the holder thereof and upon any transfer or purported transfer to any person other than family members of the holder of Priority Class A Common Stock, or trusts for the benefit of or entities controlled by the holder or family members of the holder. Because of this automatic conversion feature, shares of Priority Class A Common Stock are freely transferable, except for shares received by persons who may be deemed to be "affiliates" of Priority under the Securities Act of 1933, as amended. Priority's Class B Common Stock is traded on the Nasdaq National Market System under the symbol "PHCC."


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 EXHIBIT NO.  DESCRIPTION

     10 Distribution Agreement dated as of October 23, 1998, between Bindley Western Industries, Inc. and Priority Healthcare Corporation.

     20.1 Information Statement dated December 16, 1998 distributed to Bindley Western Industries, Inc. shareholders.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 4, 1999


                         PRIORITY HEALTHCARE CORPORATION


                         By:   /S/ ROBERT L. MYERS
                              Name:  Robert L. Myers
                              Title:  President and Chief Executive Officer

                         INDEX TO EXHIBITS

 EXHIBIT NO.  DESCRIPTION

     10 Distribution Agreement dated as of October 23, 1998, between Bindley Western Industries, Inc. and Priority Healthcare Corporation.

    20.1 Information Statement dated December 16, 1998 distributed to Bindley Western Industries, Inc. shareholders.